 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

AppTech Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPTECH CORP		CONTROL ID:
REQUEST ID:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALSfor the Annual Meeting of Stockholders
	DATE:	Thursday, July 28, 2020
	TIME:	9:30 a.m. Pacific Sstandard Time
	LOCATION:	www.issuerdirect.com/virtual-event/apcx

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/APCX and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/APCX

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request, as instructed above, before July 14, 2020.

you may enter your voting instructions at https://www.iproxydirect.com/APCX until 11:59 pm eastern time July 27, 2020.

The purposes of this meeting are as follows:

1.
To amend the Articles of Domestication creating two classes of directors and staggering the terms of the Board;

2.
To elect the Company’s Class I Board of Directors (the “Board”). The Board intends to present for election the following three nominees: Roz Huang, William Huff, and Michael O’Neal to serve a term of one year until our 2021 annual meeting of stockholders;

3.
To elect the Company’s Class II Board of Directors (the “Board”). The Board intends to present for election the following four nominees: Luke D’Angelo, Michael Gross, Gary Wachs, and Christopher Williams to serve a term of two years until our 2022 annual meeting of stockholders;

4.
To the approve AppTech Equity Incentive Plan; and

5.
To ratify the appointment of dbbmckennon LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2020

Pursuant to Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.
The board of directors has fixed the close of business on May 21, 2020 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

The Board of Directors recommends that you vote ‘for’ all proposals above.

Please note - This is not a Proxy Card - you cannot vote by returning this card

AppTech Corp
SHAREHOLDER SERVICES
1 Glenwood Avenue Suite 1001
Raleigh NC 27603

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

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